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                                                                    EXHIBIT 10


                         [ERNST & YOUNG LLP LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the "Independent Auditors" and to the use of our report with respect to the financial statements of Security First Life Insurance Company and Subsidiaries dated February 11, 1998 in the Pre-Effective Amendment No. 1 to Registration Statement No. 333-79625 under the Securities Act of 1933 and Registration Statement (Form N-4 No. 811-3365, Amendment No. 117 under the Investment Company Act of 1940) included in the Statement of Additional Information of Security First Life Separate Account A.


                                              /s/ ERNST & YOUNG LLP

                                                  Ernst & Young LLP


Los Angeles, California
August 24, 1999
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CONSENT OF INDEPENDENT AUDITORS


Security First Life Insurance Company


We consent to (a) the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-79625 under the Securities Act of 1933 and in this Amendment No. 117 to Registration Statement No. 811-3365 under the Investment Company Act of 1940 on Form N-4 of our report dated February 10, 1999 regarding Security First Life Insurance Company and subsidiary appearing in the Financial Statements, which is included in Part B, the Statement of Additional Information of such Registration Statements and (b) the reference to us under the heading "Independent Auditors" in such Statement of Additional Information.



/s/ DELOITTE & TOUCHE LLP


Los Angeles, California
August 24, 1999